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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 30, 2000
                                                        -----------------


                      National Discount Brokers Group, Inc.
                      -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




Delaware                            1-9480             22-2394480
--------                            ------             ----------
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
Incorporation)                      File Number)       Identification  No.)


10 Exchange Place Centre, Jersey City, New Jersey      07302
-------------------------------------------------      -----
(Address of principal executive offices)               (Zip Code)



                                 (201) 946-2200
                                 --------------
              (Registrant's Telephone Number, including Area Code)



                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

      On November 30, 2000, Deutsche Bank AG ("DBAG") completed the merger of Deutsche Acquisition Corp., a wholly owned subsidiary of DBAG, with and into National Discount Brokers Group, Inc. (the "Company"), with the Company continuing as the surviving corporation after the merger. As a result of the merger, each outstanding share of common stock of the Company was converted into the right to receive $49.00 per share in cash, without interest thereon. On December 1, 2000, DBAG issued a Press Release, a copy of which is attached hereto as Exhibit 99.1, announcing the merger.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    EXHIBITS. The following exhibits are filed with this report:

  EXHIBIT
  NUMBER                           DESCRIPTION
  -------                          -----------

     99.1   Press Release, dated December 1, 2000, issued by Deutsche Bank AG.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL DISCOUNT BROKERS
                                        GROUP, INC.


Date: December 1, 2000                  By: /s/ Frank E. Lawatsch, Jr.
                                           -------------------------------
                                           Name:  Frank E. Lawatsch, Jr.
                                           Title: General Counsel and
                                                  Executive Vice President


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION                            PAGE
-------                            -----------                            ----
  99.1       Press Release, dated December 1, 2000, issued by Deutsche     5
             Bank AG.